                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                    QWEST COMMUNICATIONS INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

[Internet Screen No. 1]

                                                            Qwest Communications
                                                              International Inc.
                                                                  Annual Meeting
[QWEST LOGO]                                                        Proxy Ballot

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VOTING INSTRUCTIONS


PLEASE SELECT ONE OF THE FOLLOWING OPTIONS:

    [ ] Vote the proposals in accordance with the Board of Directors' recommendations as indicated on your proxy form and in the proxy statement
    [ ] Vote the proposals selectively


                                    [Submit]


--------------------------------------------------------------------------------


 Copyright (Trade Mark) 2001 by THE BANK OF NEW YORK and SHAREHOLDER.COM, INC.
                              All rights reserved.

[Internet Screen No. 2]

                                                            Qwest Communications
                                                              International Inc.
                                                                  Annual Meeting
[QWEST LOGO]                                                        Proxy Ballot

--------------------------------------------------------------------------------


VOTE CONFIRMATION

PLEASE REVIEW YOUR VOTE INDICATED BELOW.
YOU MAY THEN EITHER SUBMIT YOUR VOTE OR REVISE WHAT YOU HAVE ENTERED.

Vote the proposals in accordance with the Board of Directors' recommendations.



                               [Submit] [Revise]


--------------------------------------------------------------------------------


 Copyright (Trade Mark) 2001 by THE BANK OF NEW YORK and SHAREHOLDER.COM, INC.
                              All rights reserved.

[Internet Screen No. 3]

                                                            Qwest Communications
                                                              International Inc.
                                                                  Annual Meeting
[QWEST LOGO]                                                        Proxy Ballot

--------------------------------------------------------------------------------


VOTE THE PROPOSALS SELECTIVELY

Please vote on the proposals below by clicking on the box that indicates how you would like your shares to be voted. When you have finished, click on the Submit button at the bottom of the page.


1. Election of Five Class I Directors

       Nominees:
       Thomas J. Donohue
       Jordan L. Haines
       Peter S. Hellman
       Vinod Khosla
       Marilyn Carlson Nelson


   [ ] Vote For All Nominees
   [ ] Vote Withheld From All Nominees
   [ ] Withhold Selectively
--------------------------------------------------------------------------------
Place a check mark next to each nominee from whom you would like to WITHHOLD your vote.
   [ ] (1) Thomas J. Donohue
   [ ] (2) Jordan L. Haines
   [ ] (3) Peter S. Hellman
   [ ] (4) Vinod Khosla
   [ ] (5) Marilyn Carlson Nelson

--------------------------------------------------------------------------------

2. Amendment to the Employee Stock Purchase Plan.
   [ ] For
   [ ] Against
   [ ] Abstain

--------------------------------------------------------------------------------

3. Stockholder Proposal - Requesting we seek advance shareholder approval of certain severance agreements.
   [ ] For
   [ ] Against
   [ ] Abstain

--------------------------------------------------------------------------------

4. Stockholder Proposal - Requesting we exclude non-recurring accounting rule income for performance - based compensation.
   [ ] For
   [ ] Against
   [ ] Abstain

--------------------------------------------------------------------------------

                   [Submit] [Reset Ballot to Last Submitted]

--------------------------------------------------------------------------------


 Copyright (Trade Mark) 2001 by THE BANK OF NEW YORK and SHAREHOLDER.COM, INC.
                              All rights reserved.

[Internet Screen No. 4]

                                                            Qwest Communications
                                                              International Inc.
                                                                  Annual Meeting
[QWEST LOGO]                                                        Proxy Ballot

--------------------------------------------------------------------------------


VOTE CONFIRMATION

PLEASE REVIEW YOUR VOTE INDICATED BELOW.
YOU MAY THEN EITHER SUBMIT YOUR VOTE OR REVISE WHAT YOU HAVE ENTERED.

PROPOSAL   Election of Five Class I Directors
1.
           Vote FOR all Nominees
           ---------------------------------------------------------------------

PROPOSAL   Amendment to the Employee Stock Purchase Plan.
2.
           FOR
           ---------------------------------------------------------------------

PROPOSAL   Stockholder Proposal - Requesting we seek advance shareholder
3.         approval of certain severance agreements.

           FOR
           ---------------------------------------------------------------------

PROPOSAL   Stockholder Proposal - Requesting we exclude non-recurring accounting
4.         rule income for performance - based compensation.

           FOR
           ---------------------------------------------------------------------

                               [Submit] [Revise]

--------------------------------------------------------------------------------


 Copyright (Trade Mark) 2001 by THE BANK OF NEW YORK and SHAREHOLDER.COM, INC.
                              All rights reserved.

[Internet Screen No. 5]

                                                            Qwest Communications
                                                              International Inc.
                                                                  Annual Meeting
[QWEST LOGO]                                                        Proxy Ballot

--------------------------------------------------------------------------------


THANK YOU FOR VOTING.

Please check any of the following that apply:


1. If you plan to attend the Annual Meeting please select this box. [ ]

2. If you wish to access future Proxy Statements and Annual Reports over the Internet please select this box. [ ]

3. Please change my address.

      My new address is (please be sure to include your name):

      [                                                      ]

4. IF YOU WOULD LIKE TO RECEIVE AN EMAIL CONFIRMATION OF YOUR VOTE, please enter your email address below. If you are voting more than one proxy, please be sure to complete this step after each proxy that you vote.

My email address is: [                ]

                                    [Submit]

--------------------------------------------------------------------------------

 Copyright (Trade Mark) 2001 by THE BANK OF NEW YORK and SHAREHOLDER.COM, INC.
                              All rights reserved.

[Internet Screen No. 6]

                                                            Qwest Communications
                                                              International Inc.
                                                                  Annual Meeting
[QWEST LOGO]                                                        Proxy Ballot

--------------------------------------------------------------------------------


! THANK YOU FOR YOUR PARTICIPATION.

IF YOU WISH TO SUBMIT A VOTE FOR ANOTHER CONTROL NUMBER OR CHANGE YOUR CURRENT VOTE, PLEASE VOTE AGAIN. FOR EACH CONTROL NUMBER SUBMITTED, OUR SYSTEM WILL AUTOMATICALLY COUNT ONLY YOUR LAST VOTE.

                                  [Vote Again]

--------------------------------------------------------------------------------

 Copyright (Trade Mark) 2001 by THE BANK OF NEW YORK and SHAREHOLDER.COM, INC.
                              All rights reserved.